UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

CT Corporation

101 Federal Street

Boston, MA 02110

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-446-3863

Date of fiscal year end: December 31, 2016

Date of reporting period: June 30, 2016

Item 1.	Reports to Stockholders.

The Advisors’ Inner Circle Fund

Hamlin High Dividend Equity Fund

Semi-Annual Report	June 30, 2016

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND
JUNE 30, 2016
(Unaudited)

The Fund files its complete schedule of investments of fund holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after period end. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to fund securities, as well as information relating to how the Fund voted proxies relating to fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-855-HHD-FUND; and (ii) on the SEC’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND
JUNE 30, 2016
(Unaudited)

Dear Shareholders:

Performance and Portfolio Changes

The Hamlin High Dividend Equity Fund Institutional Class Shares returned +1.71% for the second quarter of 2016, lagging the S&P 500 Index’s 2.46% total return. At the half year mark, the fund has returned 7.17%, exceeding the S&P 500 Index’s 3.84% total return. Relative to dividend-focused strategies, our 2016 results are mixed. Hamlin is modestly outperforming the Lipper Equity Income Index’s 6.2% return and the Russell 3000 Value ETF’s 6.1% gain. We are trailing the Dow Jones Dividend Index’s meteoric 15.3% advance, reflecting that index’s large exposure to the high-performing utilities and staples companies whose low yields and historically rich earnings multiples do not currently fit our selection criteria. While we are happy to eclipse many of our benchmarks’ year to date total returns, we remind you that we are not managing the fund to track or beat an index. We don’t select securities to align with any index’s sector weightings or holdings. We aim to construct a quality portfolio with high current income. Our goal is to preserve our individual clients’ lifestyles and help our institutional clients meet their objectives while protecting against inflation with future dividend increases and long term capital appreciation.

Within the portfolio, relative sector contributors to performance this quarter were Technology, Healthcare, and Telecom. Relative sector detractors were Consumer Discretionary, Industrials, Utilities, and Consumer Staples. The largest individual stock performance contributors were Royal Dutch Shell, Pfizer, AT&T, Hospitality Properties Trust, and Merck. The weakest performers were The Buckle, Seagate Technology, General Motors, People’s United Financial, and Eaton Corp. During the quarter we initiated positions in Sanofi, Spectra Energy Partners, EQT Midstream Partners, and Westrock, which offered a combined average yield of 4.4% at the date of purchase, meaningfully above the S&P 500 index 2.2% yield as of 06/30/2016. We sold Seagate and Microchip during the quarter.

Outlook

Although Hamlin investment professionals spend the majority of their time on company-specific research, we are obliged to consider macro-economic and broader market dynamics. Our outlook has not changed meaningfully from our Q4 2015 letter to fundholders where we postulated that the S&P 500 Index would trade between 1815 and 2160 during 2016. In the first six months we have already tested the lower level (intraday low of 1810 on February 11th), and today we are only 3%

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND
JUNE 30, 2016
(Unaudited)

below the upside target. Dividend Discount Model math supports the 2160 target assuming 5% S&P 500 dividend growth to $45.55/share divided by the 10-year average dividend yield of 2.12%. That level equates to an 18x Price to Earnings (P/E) on consensus 2016 earnings, a lofty level justifiable in a low-inflation, low Fed Funds environment. Global investors are particularly willing to pay a higher multiple when comparing our stock market’s 2% yield to negative rates on 10-year treasury bonds in Germany.

Moderate new highs for American stocks would likely reflect a return to year-over-year earnings growth as currency and oil price comparisons grow easier. We also expect consumer spending to improve. Wage growth of 3% and new jobs are driving 5% personal income growth. Home prices are up 4.7% from a year ago and consumer net worth is up 2.4% year-over year, supporting consumer confidence.1 While we remain concerned about elevated debt levels and further currency devaluation in China, recent data for May in the People’s Republic has been encouraging; retail sales and wages both grew 10% and passenger vehicle sales jumped 11.4%. Sentiment is supportive, too. Through the end of June, investors had liquidated $85 billion of equity exchange-traded and mutual funds — more than the $75 billion withdrawn for the entirety of 2008!2 There is cash on the side lines and few asset classes offer an alternative with reasonable risk-reward profiles. Finally, we suspect that investors could eventually embrace the presidential election as a positive catalyst were there to be discussion of broad based tax reform or infrastructure driven fiscal stimulus.

While our 2160 upper-end target may prove conservative by a few percentage points, we still believe that we are stuck in a range. Although “uncertain” about the speed of future rate hikes, the Fed is less accommodative. Chair Yellen tapered bond purchases, then stopped quantitative ease, and finally raised rates in December. She clearly wants to raise rates in the future. We have a hard time betting on further Price to Earnings multiple expansion with Fed Funds rising. Meanwhile, employment growth — notwithstanding the favorable June payroll surprise — has been slowing and the purchasing manager indices remain wobbly. High debt levels globally continue to limit aggregate demand and corporate revenue growth. In other words, earnings should improve but next year’s consensus estimate for 13.5% S&P 500 Index EPS (earnings per share) growth may need to come down.

1	Home price data based on year-over-year growth in US median home price in May. Source: National Association of Realtors. Net worth data from the Federal Reserve.

2	China data and domestic fund flows figures from Evercore ISI.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND
JUNE 30, 2016
(Unaudited)

The Brexit vote clearly raises the spectre of additional member country departures and a weaker European Union. A shock that pauses business activity in the EU — the world’s largest economy — raises the probability of a U.S./global recession. The plunge in Treasury yields here and abroad over the last two weeks reflects increasing uncertainty, and we are likely to see additional stock market volatility in the weeks to come. While central bankers are responding, we are thinking through the potency of their remaining tools in an already low interest rate environment. Stock market valuation here is not a big comfort, as discussed above, but the current rebound in U.S. economic growth from a depressed Q1 renders our markets the proverbial “best house in a bad neighbourhood.” Renewed global uncertainty may encourage interest rate predictions of “lower for longer,” supporting a continuation of elevated P/E ratios.

While ever mindful of the macro-economic investment climate, we spend most of our time on security-specific research. Recall that Hamlin stocks are picked with an aim to pay us a compensatory and growing cash return, and they should be managed by executives who demonstrate a commitment to increase future dividend payouts. We invest primarily in businesses with high dividend yields, manageable debt loads, attractive returns on equity, and ample free cash flow-to-dividend coverage ratios. We still believe that miniscule money market interest rates are confounding income-hungry retirees. We think that aging Americans and their investment advisors will favor the very same high-income stocks that we are purchasing for the mutual fund, particularly given the sector’s potential tax advantage.

Yours truly,

Hamlin Capital Management, LLC

This material represents the manager’s assessment of the Fund and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

Mutual fund investing involves risk, including possible loss of principal. A company may reduce or eliminate its dividend, causing losses to the fund. International investments may involve risk of capital loss from unfavorable fluctuation in currency values, differences in generally accepted accounting principles, or from social, economic, or political instability in other nations.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND
JUNE 30, 2016
(Unaudited)

Definition of the Comparative Index

The S&P 500 Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the Index proportionate to its market value.

The Russell 3000 Value ETF measures the performance of the broad value segment of the U.S. equity universe. It includes those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values.

The Dow Jones Dividend Indices family measures the stock performance of the world’s top dividend-paying companies in a suite of global, regional, country and thematic indices.

P/E: The Price-to-Earnings Ratio or P/E ratio is a ratio for valuing a company that measures its current share price relative to its per-share earnings. The price-earnings ratio can be calculated as: Market Value per Share / Earnings per Share

DDM: The Dividend Discount Model (DDM) is used to value a company’s stock based on current dividend per share, expected growth in dividend per share, and a future price of the stock (based on future dividend per share and future dividend yield in the Hamlin DDM).

EPS: Earnings per Share.

Lipper Equity Income Fund Index consists of funds that seek relatively high current income and growth of income through investing 65% or more of their portfolio.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND
JUNE 30, 2016
(Unaudited)

SECTOR WEIGHTINGS†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS COMMON STOCK — 96.5%

	Shares	Value
CONSUMER DISCRETIONARY — 18.2%
American Eagle Outfitters	952,335	$15,170,697
Buckle	359,167	9,334,750
Cinemark Holdings	299,720	10,927,791
Garmin	168,070	7,129,529
General Motors	508,440	14,388,852
Meredith	192,241	9,979,230
Regal Entertainment Group, Cl A	689,168	15,189,263

		82,120,112

ENERGY — 8.2%
Dorchester Minerals LP (A)	235,903	3,401,721
Equities Midstream Partners LP (A)	119,240	9,574,972
Royal Dutch Shell ADR, Cl B	268,030	15,009,680
Spectra Energy Partners (A)	191,400	9,030,252

		37,016,625

FINANCIALS — 5.8%
Federated Investors, Cl B	287,095	8,262,594
FNB	537,574	6,741,178

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND
JUNE 30, 2016
(Unaudited)

COMMON STOCK — continued

	Shares	Value
FINANCIALS — continued
People’s United Financial	756,115	$11,084,646

		26,088,418

HEALTH CARE — 14.3%
AbbVie	195,980	12,133,122
GlaxoSmithKline ADR	320,601	13,894,847
Merck	242,625	13,977,626
Pfizer	348,565	12,272,974
Sanofi ADR	287,755	12,042,547

		64,321,116

INDUSTRIALS — 9.5%
ABB ADR	633,660	12,565,478
Eaton	218,995	13,080,571
Emerson Electric	198,965	10,378,015
General Electric	223,190	7,026,021

		43,050,085

INFORMATION TECHNOLOGY — 10.8%
Cisco Systems	505,130	14,492,180
Intel	202,850	6,653,480
Maxim Integrated Products	315,390	11,256,269
QUALCOMM	302,575	16,208,943

		48,610,872

MATERIALS — 4.4%
Dow Chemical	172,655	8,582,680
Nucor	138,495	6,843,038
WestRock	112,000	4,353,440

		19,779,158

REAL ESTATE INVESTMENT TRUST — 12.1%
Hospitality Properties Trust	512,150	14,749,920
Lamar Advertising, Cl A	200,020	13,261,326
Ryman Hospitality Properties	265,570	13,451,121
Weyerhaeuser	432,598	12,878,442

		54,340,809

TELECOMMUNICATION SERVICES — 10.3%
AT&T	409,505	17,694,711

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND
JUNE 30, 2016
(Unaudited)

COMMON STOCK — continued

	Shares	Value
TELECOMMUNICATION SERVICES — continued
BCE	294,010	$13,909,613
Vodafone Group ADR	482,350	14,899,792

		46,504,116

UTILITIES — 2.9%
Public Service Enterprise Group	281,985	13,143,321

TOTAL COMMON STOCK (Cost $399,303,651)		434,974,632

SHORT-TERM INVESTMENT (B) — 3.6%
SEI Daily Income Trust, Government Fund, Cl A, 0.170% (Cost $16,034,218)	16,034,218	16,034,218

TOTAL INVESTMENTS — 100.1% (Cost $415,337,869)		$451,008,850

Percentages are based on Net Assets of $450,602,322.
(A)	Securities considered Master Limited Partnership. At June 30, 2016, these securities amounted to $22,006,945 or 4.9% of net assets.
(B)	The reporting rate is the 7-day effective yield as of June 30, 2016.
ADR	American Depositary Receipt
Cl	Class
LP	Limited Partnership

As of June 30, 2016, all of the Fund’s investments were Level 1.

For the period ended June 30, 2016, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the period ended June 30, 2016, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND
JUNE 30, 2016
(Unaudited)

STATEMENT OF ASSETS AND LIABILITIES

Assets:
Investments, at Value (Cost $415,337,869)	$451,008,850
Dividend and Interest Receivable	1,337,281
Receivable for Capital Shares Sold	747,117
Prepaid Expenses	32,768

Total Assets	453,126,016

Liabilities:
Payable for Capital Shares Redeemed	1,228,128
Income Distributions Payable	888,600
Payable due to Adviser	301,827
Payable due to Administrator	43,922
Distribution Fees Payable (Investor Class Shares)	3,722
Shareholder Servicing Fees Payable (Investor Class Shares)	3,325
Chief Compliance Officer Fees Payable	1,530
Other Accrued Expenses and Other Payables	52,640

Total Liabilities	2,523,694

Net Assets	$450,602,322

Net Assets Consist of:
Paid-in Capital	$432,886,097
Undistributed Net Investment Income	1,052,165
Accumulated Net Realized Loss on Investments	(19,006,921)
Net Unrealized Appreciation on Investments	35,670,981

Net Assets	$450,602,322

Outstanding Shares of Beneficial Interest Institutional Class Shares (unlimited authorization — no par value)	21,885,657

Outstanding Shares of Beneficial Interest Investor Class Shares (unlimited authorization — no par value)	775,531

Net Asset Value, Offering and Redemption Price Per Share* Institutional Class Shares ($435,160,157 ÷ 21,885,657 shares)	$19.88

Net Asset Value, Offering and Redemption Price Per Share* Investor Class Shares ($15,442,165 ÷ 775,531 shares)	$19.91

*	Redemption price per share may vary depending on the length of time Shares are held.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND
FOR THE SIX MONTHS ENDED
JUNE 30, 2016
(Unaudited)

STATEMENT OF OPERATIONS

Investment Income:
Dividends	$7,993,450
Less: Foreign Taxes Withheld	(46,117)

Total Investment Income	7,947,333

Expenses:
Investment Advisory Fees	2,062,072
Administration Fees	247,450
Distribution Fees (Investor Class Shares)	19,164
Shareholder Servicing Fees (Investor Class Shares)	7,616
Trustees’ Fees	6,508
Chief Compliance Officer Fees	2,896
Transfer Agent Fees	49,668
Registration and Filing Fees	20,573
Legal Fees	16,405
Printing Fees	16,162
Audit Fees	10,889
Custodian Fees	8,565
Other Expenses	7,571

Total Expenses	2,475,539

Less:
Waiver of Investment Advisory Fees	(377,100)
Fees Paid Indirectly — (See Note 4)	(321)

Net Expenses	2,098,118

Net Investment Income	5,849,215

Net Realized Loss on Investments	(9,332,703)
Net Change in Unrealized Appreciation on Investments	30,198,533

Net Realized and Unrealized Gain on Investments	20,865,830

Net Increase in Net Assets Resulting from Operations	$26,715,045

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS
	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015

Operations:
Net Investment Income	$5,849,215	$13,175,837
Net Realized Loss on Investments	(9,332,703)	(6,443,029)
Net Change in Unrealized Appreciation (Depreciation) on Investments	30,198,533	(32,972,817)

Net Increase (Decrease) in Net Assets Resulting From Operations	26,715,045	(26,240,009)

Dividends and Distributions:
Dividends from Net Investment Income:
Institutional Class Shares	(5,814,489)	(11,741,576)
Investor Class Shares	(178,743)	(323,225)
Return of Capital:
Institutional Class Shares	—	(1,367,098)
Investor Class Shares	—	(51,191)

Total Dividends and Distributions	(5,993,232)	(13,513,090)

Capital Share Transactions:(1)
Institutional Class Shares:
Issued	93,491,902	201,858,936
Reinvestment of Distributions	4,926,092	11,059,475
Redemption Fees — Note 2	142	–
Redeemed	(94,079,271)	(131,389,648)

Increase in Net Assets From Institutional Class Shares Transactions	4,338,865	81,528,763

Investor Class Shares:
Issued	1,016,126	4,101,775
Reinvestment of Distributions	178,540	400,771
Redemption Fees — Note 2	716	—
Redeemed	(2,272,753)	(5,403,396)

Decrease in Net Assets From Investor Class Shares Transactions	(1,077,371)	(900,850)

Net Increase in Net Assets From Share Transactions	3,261,494	80,627,913

Total Increase in Net Assets	23,983,307	40,874,814

Net Assets:
Beginning of Period	426,619,015	385,744,201

End of Period (including undistributed net investment income of $1,052,165 and $828,985, respectively)	$450,602,322	$426,619,015

(1)	For share transactions, see Note 6 in the Notes to Financial Statements.
Amount	designated as “—” is $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND

FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios For a Share Outstanding Throughout The Period

	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Period Ended December 31, 2012‡
Institutional Class Shares
Net Asset Value, Beginning of Period	$18.80		$20.38	$19.57	$15.40	$15.00

Income (Loss) from Investment Operations:
Net Investment Income*	0.27		0.56	0.67	0.55	0.41
Net Realized and Unrealized Gain (Loss)	1.08		(1.56)	1.66	4.48	0.16

Total from Investment Operations	1.35		(1.00)	2.33	5.03	0.57

Dividends and Distributions:
Net Investment Income	(0.27)		(0.52)	(0.55)	(0.39)	(0.17)
Net Realized Gains	—		—	(0.97)	(0.47)	—
Return of Capital	—		(0.06)	—	—	—

Total Dividends and Distributions	(0.27)		(0.58)	(1.52)	(0.86)	(0.17)

Redemption Fees*	0.00	(1)	—	—	0.00 (1)	0.00	(1)

Net Asset Value, End of Period	$19.88		$18.80	$20.38	$19.57	$15.40

Total Return†	7.17%		(5.02)%	11.83%	32.89%	3.80%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$435,160		$410,965	$367,849	$192,784	$55,537
Ratio of Expenses to Average Net Assets	1.00	%††	1.00%	1.00%	1.00%	1.00	%††
Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Fees Paid Indirectly)	1.19	%††	1.18%	1.20%	1.31%	2.69	%††
Ratio of Net Investment Income to Average Net Assets	2.85	%††	2.76%	3.20%	2.80%	3.58	%††
Portfolio Turnover Rate	27	%^	44%	40%	35%	32	%^

*	Per share calculations were performed using average shares for the period.

†	Total return is for the period indicated and has not been annualized. Return shown does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had the Adviser not waived its fee and/or reimbursed other expenses.

††	Annualized.

^	Portfolio turnover rate is for the period indicated and has not been annualized.

(1)	Amount represents less than $0.01 per share.

‡	Commenced operations on March 30, 2012.

Amounts	designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND

FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios For a Share Outstanding Throughout The Period

	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Period Ended December 31, 2012‡
Investor Class Shares
Net Asset Value, Beginning of Period	$18.83		$20.40	$19.53	$15.38	$15.00

Income (Loss) from Investment Operations:
Net Investment Income*	0.23		0.47	0.51	0.46	0.37
Net Realized and Unrealized Gain (Loss)	1.08		(1.56)	1.70	4.47	0.14

Total from Investment Operations	1.31		(1.09)	2.21	4.93	0.51

Dividends and Distributions:
Net Investment Income	(0.23)		(0.42)	(0.37)	(0.31)	(0.13)
Net Realized Gains	—		—	(0.97)	(0.47)	—
Return of Capital	—		(0.06)	—	—	—

Total Dividends and Distributions	(0.23)		(0.48)	(1.34)	(0.78)	(0.13)

Redemption Fees*	0.00	(1)	—	—	—	—

Net Asset Value, End of Period	$19.91		$18.83	$20.40	$19.53	$15.38

Total Return†	6.97%		(5.40)%	11.25%	32.24%	3.45%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$15,442		$15,654	$17,895	$19,905	$8,637
Ratio of Expenses to Average Net Assets	1.35	%††	1.43%	1.50%	1.50%	1.50	%††
Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Fees Paid Indirectly)	1.54	%††	1.61%	1.70%	1.81%	3.19	%††
Ratio of Net Investment Income to Average Net Assets	2.49	%††	2.32%	2.46%	2.30%	3.21	%††
Portfolio Turnover Rate	27	%^	44%	40%	35%	32	%^

*	Per share calculations were performed using average shares for the period.

†	Total return is for the period indicated and has not been annualized. Return shown does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had the Adviser not waived its fee and/or reimbursed other expenses.

††	Annualized.

^	Portfolio turnover rate is for the period indicated and has not been annualized.

‡	Commenced operations on March 30, 2012.

(1)	Amount represents less than $0.01 per share.

Amounts	designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND
JUNE 30, 2016
(Unaudited)

NOTES TO FINANCIAL STATEMENTS
1.	Organization:

The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 55 funds. The financial statements herein are those of the Hamlin High Dividend Equity Fund (the “Fund”). The Fund is diversified and its investment objective is to seek high current income and long-term capital gain. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

2.	Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Fund. The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies:

Use of Estimates — The preparation of financial statements, in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 pm ET if a security’s primary exchange is normally open at that time), or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND
JUNE 30, 2016
(Unaudited)

All investment companies held in the Fund’s portfolio are valued at the published net asset value.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Fund’s Board of Trustees (the “Board”). The Fund’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of June 30, 2016, there were no securities valued in accordance with the Fair Value Procedures.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

•

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board, etc.); and

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND
JUNE 30, 2016
(Unaudited)

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement. For the six month period ended June 30, 2016, there have been no significant changes to the Fund’s fair valuation methodology.

Federal Income Taxes — It is the Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provision for Federal income taxes have been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during six month period ended June 30, 2016, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the six month period ended June 30, 2016, the Fund did not recognize any interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date basis for financial reporting purposes. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date. Certain dividends from foreign securities will be

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND
JUNE 30, 2016
(Unaudited)

recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date.

Investments in REITs — Dividend income from REITs is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Master Limited Partnerships — Entities commonly referred to as “MLPs” are generally organized under state law as limited partnerships or limited liability companies. The Fund intends to primarily invest in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986 (the “Code”), and whose interests or “units” are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions.

An investment in MLP units involves certain risks which differ from an investment in the securities of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND
JUNE 30, 2016
(Unaudited)

conflicts of interest exist between common unit holders and the general partner, including those arising from incentive distribution payments. As a partnership, an MLP has no tax liability at the entity level. If, as a result of a change in current law or a change in an MLP’s business, an MLP were treated as a corporation for federal income tax purposes, such MLP would be obligated to pay federal income tax on its income at the corporate tax rate. If an MLP were classified as a corporation for federal income tax purposes, the amount of cash available for distribution by the MLP would be reduced and distributions received by investors would be taxed under federal income tax laws applicable to corporate dividends (as dividend income, return of capital, or capital gain). Therefore, treatment of an MLP as a corporation for federal income tax purposes would result in a reduction in the after-tax return to investors, likely causing a reduction in the value of the Funds’ shares.

Classes — Class specific expenses, such as distribution fees, are borne by that class of shares. Income, realized and unrealized gains/losses and non-class specific expenses are allocated to the respective class on the basis of relative net assets.

Expenses — Expenses that are directly related to the Fund are charged to the Fund. Other operating expenses of the Trust are prorated to the funds based on the number of funds and/or relative daily net assets.

Dividends and Distributions to Shareholders — The Fund distributes substantially all of its net investment income semi-annually. Distributions from net realized capital gains, if any, are declared and paid annually. All distributions are recorded on ex-dividend date.

Redemption Fees — The Fund retains redemption fees of 2.00% on redemptions of capital shares held for less than 7 days. Such fees are retained by the Fund for the benefit of the remaining shareholders and are recorded as additions to fund capital. For the six month period ended June 30, 2016, the Fund retained redemption fees $858. For the year ended December 31, 2015, the Fund did not retain redemption fees.

3.	Transactions with Affiliates:

Certain officers of the Trust are also officers of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND
JUNE 30, 2016
(Unaudited)

officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

A portion of the services provided by the CCO and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s advisors and service providers, as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

4.	Administration, Distribution, Shareholder Servicing, Custodian and Transfer Agent Agreements:

The Fund and the Administrator are parties to an Administration Agreement under which the Administrator provides administrative services to the Fund. For these services, the Administrator is paid an asset-based fee, which will vary depending on the number of share classes and the average daily net assets of the Fund. For the six month period ended June 30, 2016, the Fund was charged $247,450, for these services.

The Fund has adopted the Distribution Plan (the “Plan”) for the Investor Class Shares. Under the Plan, the Distributor, or third parties that enter into agreements with the Distributor, may receive up to 0.25% of the Fund’s average daily net assets attributable to Investor Class Shares as compensation for distribution services. The Distributor will not receive any compensation for the distribution of Institutional Class Shares of the Fund. For the six month period ended June 30, 2016, the Fund’s Investor Class Shares incurred $19,164 of distribution fees, an effective rate of 0.25%.

The Fund has entered into shareholder servicing agreements with third-party service providers pursuant to which the service providers provide certain shareholder services to Fund shareholders (the “Service Plan”). Under the Service Plan, the Fund may pay service providers a fee at a rate of up to 0.25% annually of the average daily net assets attributable to Investor Class Shares, subject to the arrangement for provision of shareholder and administrative services. For the six month period ended June 30, 2016, the Fund’s Investor Class Shares incurred $7,616 of shareholder servicing fees, an effective rate of 0.10%.

MUFG Union Bank, N.A. serves as Custodian (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND
JUNE 30, 2016
(Unaudited)

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust. During the six month period ended June 30, 2016, the Fund earned cash management credits of $321, which were used to offset transfer agent expenses. This amount is labeled “Fees Paid Indirectly” on the Statement of Operations.

5.	Investment Advisory Agreement:

Under the terms of an investment advisory agreement, Hamlin Capital Management, LLC (the “Adviser”) provides investment advisory services to the Fund at a fee, which is calculated daily and paid monthly at an annual rate of 1.00% of the Fund’s average daily net assets. The Adviser has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep the Institutional Class Shares’ total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding 1.00% of the Fund’s Institutional Class Shares’ average daily net assets until April 30, 2017. The Adviser has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep the Investor Class Shares’ total annual operating expenses (excluding 12b-1 fees, shareholder servicing fees, interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding 1.00% of the Fund’s Investor Class Shares’ average daily net assets until April 30, 2017. This Agreement may be terminated: (i) by the Board, for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on April 30, 2017. In addition, if at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the board may permit the Adviser to retain the difference between total annual operating expenses and 1.00% to recapture all or a portion of its prior reductions or reimbursements made during the preceding three-year period.

As of June 30, 2016, the amount the Adviser may seek as reimbursement of previously waived fees and reimbursed expenses is as follows:

Period	Subject to Repayment until December 31,	Amount
06/30/13-06/30/14	2016	$515,620
06/30/14-06/30/15	2017	752,943
06/30/15-06/30/16	2018	841,848

		$2,110,411

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND
JUNE 30, 2016
(Unaudited)

6.	Share Transactions:

	Six Month Period Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
Share Transactions:
Institutional Class Shares
Issued	4,836,383	9,954,714
Reinvestment of Distributions	247,791	564,400
Redeemed	(5,053,199)	(6,711,059)

Net Institutional Class Shares Capital Share Transactions	30,975	3,808,055

Investor Class Shares
Issued	52,843	199,885
Reinvestment of Distributions	8,967	20,480
Redeemed	(117,627)	(266,067)

Net Investor Class Shares Capital Share Transactions	(55,817)	(45,702)

Net Increase (Decrease) in Shares Outstanding From Share Transactions	(24,842)	3,762,353

7.	Investment Transactions:

For the six month period ended June 30, 2016, the Fund made purchases of $106,828,368 and sales of $108,423,746 in investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

8.	Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital, as appropriate, in the period that the differences arise.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND
JUNE 30, 2016
(Unaudited)

The tax character of dividends and distributions paid during the year ended December 31, 2015 was as follows:

	Ordinary Income	Long-Term Capital Gains	Return of Capital	Total
2015	$12,094,801	$—	$1,418,289	$13,513,090
2014	$14,925,300	$12,003,205	$—	$26,928,505

As of December 31, 2015, the components of accumulated losses on a tax basis were as follows:

Capital Loss Carryforwards	$(3,245,880)
Post-October Losses	(5,369,454)
Unrealized Appreciation	5,609,747
Other Temporary Differences	(1)

Total Accumulated Losses	$(3,005,588)

Post-October losses represent losses realized on investment transactions from November 1, 2015 through December 31, 2015 that, in accordance with Federal income tax regulations, a Fund may elect to defer and treat as having arisen in the following year.

Under the Regulated Investment Company Modernization Act of 2010, Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. There are no capital loss carryforwards under the new provision in the current year.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation for the investments held by the Fund at June 30, 2016, were as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
$415,337,869	$49,871,868	$(14,200,887)	$35,670,981

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND
JUNE 30, 2016
(Unaudited)

9.	Concentration of Risks:

The Fund’s emphasis on dividend-paying stocks involves the risk that such stocks may fall out of favor with investors and underperform the market. Also, a company may reduce or eliminate its dividend.

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

10.	Other:

At June 30, 2016, 54% of Institutional Class Shares total shares outstanding were held by three record shareholders and 84% of Investor Class Shares total shares outstanding were also held by two record shareholders each owning 10% or greater of the aggregate total shares outstanding. These shareholders were comprised of omnibus accounts that were held on behalf of various individual shareholders.

11.	Subsequent Events:

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND
JUNE 30, 2016
(Unaudited)

DISCLOSURE OF FUND EXPENSES

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for fund management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (January 1, 2016 to June 30, 2016).

The table on the next page illustrates your Fund’s costs in two ways:

•

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your ending starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

•

Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND
JUNE 30, 2016
(Unaudited)

DISCLOSURE OF FUND EXPENSES – concluded

Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 1/1/16	Ending Account Value 6/30/16	Annualized Expense Ratios	Expenses Paid During Period*
Hamlin High Dividend Equity Fund
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,071.70	1.00%	$5.15
Investor Class Shares	1,000.00	1,069.70	1.35	6.95

Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,019.89	1.00%	$5.02
Investor Class Shares	1,000.00	1,018.15	1.35	6.77

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period.)

Hamlin High Dividend Equity Fund

PO Box 219009

Kansas City, MO 64121-9009

1-855-HHD-FUND

Adviser:

Hamlin Capital Management, LLC

640 Fifth Avenue, 6th Floor

New York, NY 10019

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Ave., N.W.

Washington, DC 20004

This information must be preceded or accompanied by a current prospectus for the Fund.

HCM-SA-001-0500

Item 2.	Code of Ethics.

Not applicable for semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not applicable for semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not applicable for semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a)(1) Not applicable for semi-annual report.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie
President

Date: September 8, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie
President

Date: September 8, 2016

By (Signature and Title)	/s/ Stephen Connors
Stephen Connors
Treasurer, Controller & CFO

Date: September 8, 2016